Exhibit 10.2

AMENDMENT TO THE
CONSOLIDATED EDISON
RETIREMENT PLAN

Amending the Retirement Plan to
Add an Additional Emergency Exception
to the Suspension of Benefit Rules

Effective March 27, 2020

Amendment Adding Emergency Exception to Suspension of Benefit Rules

Exhibit 10.2

WHEREAS, pursuant to Article X, Amendment, Merger and Termination, Section 10.01, Amendment of the Plan, the Plan Administrator has the authority to amend certain provisions of the Consolidated Edison Retirement Plan (the “Retirement Plan”); and
WHEREAS, the Vice President – Human Resources, as Plan Administrator, is authorized to execute the specified amendments to the Retirement Plan, her execution to be evidence conclusively of her approval thereof;
NOW, therefore, the Retirement Plan is amended as set forth below:

Amendment Adding Emergency Exception to Suspension of Benefit Rules

Exhibit 10.2

Article III, Section 3.04(c), is amended, by adding at the end of the section, the following:

iv.    A declared public health emergency or natural disaster that significantly impacts the Company’s or the CEI affiliate’s ability to provide utility service to its customers.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on this 27th day of March, 2020.

/s/ Nancy Shannon
Vice President of Human Resources of
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Retirement Plan

Amendment Adding Emergency Exception to Suspension of Benefit Rules